UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2010
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Parkway Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulations FD Disclosure

Item 9.01                     Financial Statements and Exhibits

Item 9.01(d)                     EXHIBITS

SIGNATURES

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On March 15, 2010 Mr. Floyd Glisson, Director, President, and CEO-elect of GameTech International, Inc. (the “Company”), and Mrs. Marcia Martin, Chief Financial Officer of the Company, will give a presentation regarding the Company, at the 22nd Annual ROTH OC Growth Stock Conference presented by Roth Capital Partners in Laguna Niguel, California that includes information regarding the Company’s financial condition and results of operations for the period ended January 31, 2010.  A copy of Mr. Glisson’s and Mrs. Martin’s slide presentation is furnished hereto as Exhibit 99.1.

The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slide presentation to be given by Mr. Glisson and Mrs. Martin, dated March 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ James Robertson
James Robertson
General Counsel and Secretary

Date: March 15, 2010

EXHIBIT INDEX

Exhibit
Number

99.1	Slide presentation to be given by Mr. Glisson and Mrs. Martin, dated March 15, 2010.